UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2010

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

427 West 12th Street, Kansas City, Missouri 64105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(816) 983 - 1303

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Other Events

5.02(c)

As discussed in the news release attached hereto as Exhibit 99.1, on June 28, 2010, the Board of Directors (“Board”) of Kansas City Southern (the “Company”) appointed Michael R. Haverty, age 66, as Executive Chairman of the Company and David R. Starling, age 60, as President and Chief Executive Officer. Each of these appointments is effective August 1, 2010. Following the effective date, Mr. Starling will no longer serve as the Company’s Chief Operating Officer. The Board has determined that it will not appoint a successor Chief Operating Officer at this time and Mr. Starling will continue to direct the operations of the Company.

Mr. Haverty has served as Chief Executive Officer of the Company since July 2000, and a director since May 1995. As Executive Chairman, he will continue to remain an employee, serve as Chairman of the Board and be responsible for the Company’s strategic planning process.

In light of the changes in Mr. Haverty’s responsibilities, the independent members of the Board voted to reduce Mr. Haverty’s base compensation effective July 1, 2010, to $550,000 per year. They also modified Mr. Haverty’s annual incentive plan threshold, target and maximum payout percentages to 37.5%, 75% and 150%, respectively. Additionally, the independent members of the Board approved an amendment to Mr. Haverty’s employment agreement to revise the job description contained therein to conform it to his new position and responsibilities. The foregoing description of the material terms of the amendment to Mr. Haverty’s employment agreement is qualified in its entirety by the full text of such amendment, which is included as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Mr. Starling has served as President and Chief Operating Officer of the Company since July 2008, and a director since May 6, 2010. As President and Chief Executive Officer, he will be responsible for developing and recommending to the Board the annual business plans and budgets of the Company to support the long-term strategy. He will also be ultimately responsible for the Company’s operations and making sure the Company is continuously improving the quality and value of its products and services.

In recognition of his promotion to Chief Executive Officer of the Company and the increased responsibilities that accompany this promotion, the independent members of the Board voted to increase Mr. Starling’s base compensation effective July 1, 2010, to $700,000 per year. The independent members of the Board also modified Mr. Starling’s annual incentive plan threshold, target and maximum payout percentages to 50%, 100% and 200%, respectively. Additionally, the independent members of the Board approved an amendment to Mr. Starling’s employment agreement to revise the job description contained therein to conform it to his new position and responsibilities. The foregoing description of the material terms of the amendment to Mr. Starling’s employment agreement is qualified in its entirety by the full text of such amendment, which is included as Exhibit 10.2 to this Current Report and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

5.03(a)

On June 28, 2010, the Board approved amendments to the Bylaws of the Company (the “Bylaws”), effective immediately. A description of the material changes is described below. This description is a summary of the amendments to the Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws (with amendments marked) filed herewith as Exhibit 3.1 and incorporated herein by reference. A clean copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2 and incorporated herein by reference.

a.) Modified provisions for providing notice for Board of Director and committee meetings and for granting of consents to allow for such items to be provided by methods of electronic transmission in addition to telephone or telegram.

b.) Revised the language regarding the composition of the Executive Committee of the Company’s Board of Directors to remove the requirement that the Chief Executive Officer serve on the Executive Committee in order to maintain a committee comprised by a majority of “Independent Directors” as defined by the New York Stock Exchange listing rules.

c.) Included language clarifying that the Compensation & Organization Committee of the Company’s Board has authority over all types of equity awards granted under the Company’s equity incentive award plans.

d.) Revised language to provide that members of the Audit Committee and the Nominating and Corporate Governance Committee be elected annually to serve one-year terms rather than providing that the members serve staggered three-year terms.

e.) Clarified the duties, roles and reporting structure for the Chairman of the Board of the Company and the Chief Executive Officer of the Company during times when a different person holds each such position.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit 3.1	Bylaws of the Company as amended and restated to June 28, 2010 (marked to show revisions).

Exhibit 3.2	Bylaws of the Company as amended and restated to June 28, 2010 (clean version).

Exhibit 10.1	Addendum to Employment Agreement dated June 28, 2010, among the Company, The Kansas City Southern Railway Company and Michael R. Haverty.

Exhibit 10.2	Addendum to Employment Agreement dated June 28, 2010, among the Company, The Kansas City Southern Railway Company and David L. Starling.

Exhibit 99.1	News release issued by the Company dated June 28, 2010, entitled “Kansas City Southern Announces Haverty Elected Executive Chairman; Starling Elected President and Chief Executive Officer.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

June 29, 2010	By:	/S/ BRIAN P. BANKS
	Name:	Brian P. Banks
	Title:	Associate General Counsel & Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of the Company as amended and restated to June 28, 2010 (marked to show revisions).

3.2	Bylaws of the Company as amended and restated to June 28, 2010 (clean version).

10.1	Addendum to Employment Agreement dated June 28, 2010, among the Company, The Kansas City Southern Railway Company and Michael R. Haverty.

10.2	Addendum to Employment Agreement dated June 28, 2010, among the Company, The Kansas City Southern Railway Company and David L. Starling.

99.1	News release issued by the Company dated June 28, 2010, entitled “Kansas City Southern Announces Haverty Elected Executive Chairman; Starling Elected President and Chief Executive Officer.”